UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2021

ALPHA HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39532	85-1763759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	AHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	AHAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AHACW	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Alpha Healthcare Acquisition Corp. (the “Company”) has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s final prospectus dated September 17, 2020 (“Final Prospectus”) filed in connection with its initial public offering (“IPO”) filed with the SEC on September 18, 2020.

On May 7, 2021, management of the Company and the Audit Committee of the Board of Directors of the Company determined that the Company’s previous audited balance sheet as of September 22, 2020 filed on Form 8-K with the SEC on September 28, 2020, its quarterly unaudited financial statements for the period from July 1, 2020 through September 30, 2020 filed on Form 10-Q with the SEC on November 13, 2020, and its audited financial statements for the period ended December 31, 2020 filed on the Company’s Annual Report on Form 10-K with the SEC on February 16, 2021 (the “Affected Periods”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus have not changed, the Company concluded the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under ASC 815, under which the Company should record the warrants as liabilities on the Company’s balance sheet. The Company discussed with its independent registered public accounting firm, Marcum LLP, and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 16, 2021 (the “Amended 10-K”) reflecting this reclassification of the warrants for the Affected Periods. The Company is working diligently with an independent valuation expert to finalize the valuation of the warrants and file the Amended 10-K as soon as practicable. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.

Going forward, unless the Company amends the terms of its warrant agreement, the Company expects to continue to classify its warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on the Company's results of operations.

On a preliminary unaudited basis, the accounting for warrants as a derivative liability is expected to result in the changes set forth in the tables below to the financial results reported in the Affected Periods.

As of December 31, 2020	As Reported	Adjustment	As Adjusted
Balance Sheet			-
Warrant Liabilities	$-	$6,038,351	$6,038,351
Deferred underwriting fee	1,847,788	111,970	1,959,758
Total Liabilities	2,095,733	6,150,321	8,246,054
Shares Subject to Redemption	94,164,160	(6,150,321)	88,013,839
Class A Common Stock	94	62	156
Class B Common Stock	250	-	250
Additional Paid in Capital	5,232,995	(1,653,041)	3,579,954
(Accumulated Deficit)/Retained Earnings	(233,333)	1,652,978	1,419,645
Total Stockholders' Equity	$5,000,006	$(1)	$5,000,005

For the period from July 1, 2020 (inception) to December 31, 2020	As Reported	Adjustment	As Adjusted
Statement of Operations:
Loss from operations	$(249,524)	$-	$(249,524)
Other (expense) income:	-	-	-
Change in fair value of warrant liabilities	-	1,970,001	1,970,001
Offering expense related to warrant issuance	-	(317,023)	(317,023)
Interest income	16,191	-	16,191
Total other (expense) income	16,191	1,652,978	1,669,169
Net (loss)/income	(233,333)	1,652,978	1,419,645

Weighted average shares outstanding – basic and diluted	3,060,308	(3,060,308)	-
Basic and Diluted net (loss)/income per share	$(0.08)	$0.08	$-
Weighted average shares outstanding, Class A ordinary shares subject to possible redemption	-	6,338,515	6,338,515
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	-	$0.00	$0.00
Weighted average shares outstanding, Non-redeemable ordinary shares	-	2,500,000	2,500,000
Basic and diluted net loss per share, Non-redeemable ordinary shares	-	$0.56	$0.56

For the period from July 1, 2020 (inception) to December 31, 2020	As Reported	Adjustment	As Adjusted
Statement of Cash Flows:
Net (loss) / income	$(233,333)	$1,652,978	$1,419,645
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liabilities	-	1,970,001	1,970,001
Offering expense related to warrant issuance	-	(317,023)	(317,023)
Net cash used in operating activities	(245,662)	-	(245,662)
Net cash used in investing activities	(100,000,000)	-	(100,000,000)
Net cash provided by financing activities	101,340,423	-	101,340,423
Net change in cash	$1,094,761	$-	$1,094.761
Supplemental Non-cash financing activities disclosure
Initial value of Class A common stock subject to possible redemption	$94,394,110	$(8,150,990)	$86,243,120
Initial value of warrant liabilities	$-	$8,008,352	$8,008,352
Change in value of Class A common stock subject to possible redemption	$(229,950)	$2,000,670	$1,770,720
Deferred underwriters’ discount payable charged to additional paid-in-capital	$1,847,788	$111,970	$1,959,758

As of September 30, 2020	As Reported	Adjustment	As Adjusted
Balance Sheet
Warrant Liabilities	$-	$7,790,373	$7,790,373
Deferred underwriting fee	1,846,265	140,937	1,987,202
Total Liabilities	1,966,737	7,931,310	9,898,047
Shares Subject to Redemption	94,358,060	(7,931,310)	86,426,750
Class A Common Stock	92	80	172
Class B Common Stock	288		288
Additional Paid in Capital	5,040,582	98,964	5,139,546
(Accumulated Deficit)	(40,952)	(99,044)	(139,996)
Total Stockholders' Equity	5,000,010	-	5,000,010

For the period from July 1, 2020 (inception) to September 30, 2020	As Reported	Adjustment	As Adjusted
Statement of Operations:
Loss from operations	$(18,775)	$-	$(18,775)
Other (expense) income:
Change in fair value of warrant liabilities	-	217,979	217,979
Offering expense related to warrant issuance	-	(317,023)	(317,023)
Interest income	(22,177)	-	(22,177)
Total other (expense) income	(22,177)	(99,044)	(121,221)
Loss	$(40,952)	$-	$(139,996)

Weighted average shares outstanding – basic and diluted	2,888,352	(2,888,352)	-
Basic and Diluted net (loss)/income per share	$(0.01)	0.01	$-
Weighted average shares outstanding, Class A ordinary shares subject to possible redemption	-	910,330	910,330
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	-	$(0.02)	$(0.02)
Weighted average shares outstanding, Non-redeemable ordinary shares	-	1,978,022	1,978,022
Basic and diluted net loss per share, Non-redeemable ordinary shares	-	$(0.06)	$(0.06)

For the period from July 1, 2020 (inception) to September 30, 2020	As Reported	Adjustment	As Adjusted
Statement of Cash Flows:
Net loss	(40,952)	(99,044)	(139,996)
Adjustments to reconcile net loss to net cash used in operating activities	-	-	-
Change in fair value of warrant liabilities	-	217,979	217,979
Offering expense related to warrant issuance	-	(317,023)	(317,023)
Net cash used in operating activities	(18,049)	-	(18,049)
Net cash used in investing activities	(100,000,000)	-	(100,000,000)
Net cash provided by financing activities	101,334,363	-	101,334,363
Net change in cash	$1,316,314	$-	$1,316,314
Supplemental Non-cash financing activities disclosure
Initial value of Class A common stock subject to possible redemption	$94,394,110	$-	$94,340,110
Initial value of warrant liabilities	$-	$8,008,352	$8,008,352
Change in value of Class A common stock subject to possible redemption	$(36,050)	$-	$(36,050)
Deferred underwriters’ discount payable charged to additional paid-in-capital	$1,846,265	$140,937	$1,987,202

As of September 22, 2020	As Reported	Adjustment	As Adjusted
Balance Sheet
Warrant Liabilities	$-	$8,008,352	$8,008,352
Deferred underwriting fee	1,848,103	142,642	1,990,745
Total Liabilities	2,177,082	8,150,994	10,328,076
Shares Subject to Redemption	94,394,110	(8,150,990)	86,243,120
Class A Common Stock	92	82	174
Class B Common Stock	288		288
Additional Paid in Capital	5,002,694	316,937	5,319,631
(Accumulated Deficit)	(3,066)	(317,023)	(320,089)
Total Stockholders' Equity	$5,000,008	$(4)	$5,000,004

Item 8.01 Other Events

An extraordinary general meeting of the Company’s shareholders is expected to be scheduled for shareholders’ consideration of the Company’s initial business combination (the “Business Combination”) with Humacyte, Inc. (“Humacyte”) and the other proposals which will be described in its proxy statement/prospectus relating to the Business Combination filed with the SEC. As noted above, the terms and quantum of the warrants and all other securities issued by the Company have not changed and the restatement is not indicative of any change in management’s expectations regarding the business prospects for the Company. The restatement is required for alignment with the SEC’s Public Statement and would be undertaken regardless of the completion of the Business Combination. For those and other reasons, the Company does not believe the restatement should materially impact its shareholders’ consideration of the Business Combination proposal and other proposals to be considered and voted upon at the meeting.

Important Information About the Merger and Where to Find It

A full description of the terms of the Business Combination is provided in the registration statement on Form S-4 (the “S-4 Registration Statement”) filed with the SEC on March 23, 2021, which includes a prospectus with respect to the Company’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the stockholder meeting of the Company to vote on the Business Combination. The Company urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Humacyte and the Business Combination. After the S-4 Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination. Once available, stockholders will also be able to obtain a copy of the S-4 Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Alpha Healthcare Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. The preliminary and definitive proxy statement/prospectus to be included in the S-4 Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Humacyte and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s final prospectus dated September 17, 2020 and filed with the SEC pursuant to Rule 424(b) of the Securities Act on September 18, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Alpha Healthcare Acquisition Corp., Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed Business Combination will be set forth in the definitive proxy statement/prospectus to be included in the registration statement for the proposed Business Combination filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from the Company’s stockholders or satisfy other closing conditions in the Business Combination agreement, the occurrence of any event that could give rise to the termination of the Business Combination agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against the Company or Humacyte following announcement of the proposed Business Combination and related transactions, the impact of COVID-19 on Humacyte’s business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of the Company’s Class A Common Stock on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that the Company or Humacyte may be adversely affected by other economic, business, and/or competitive factors. and other risks and uncertainties, including those to be included under the header “Risk Factors” in the S-4 Registration Statement filed by the Company with the SEC and those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K with the SEC on February 16, 2021. Most of these factors are outside the Company’s and Humacyte’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Healthcare Acquisition Corp.

Date: May 13, 2021	By:	/s/ Rajiv Shukla
Name: Rajiv Shukla
Title: Chief Executive Officer